Exhibit 99.2

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

	Quarter Ended March 31, 2007				Quarter Ended March 31, 2008				% Change
(Dollars in millions, except per share amounts)	Reported Results	Adjustments		Operating Results	Reported Results	Adjustments		Operating Results	2007 vs 2008 (3)
Total fee revenue	$1,370			$1,370	$1,961			$1,961	43.1%
Net interest revenue	325	$12	(1)	337	625	$23	(1)	648	92.3
Gains (Losses) related to investment securities, net	1	—		1	(9)	—		(9)

Total revenue	1,696	12		1,708	2,577	23		2,600	52.2
Total operating expenses	1,213	—		1,213	1,774	(26	)(2)	1,748	44.1

Income before income taxes	483	12		495	803	49		852
Income taxes	169	—		169	273	9	(2)	282
Taxable-equivalent adjustment	—	12	(1)	12	—	23	(1)	23

Net income	$314	$—		$314	$530	$17		$547	74.2

Diluted earnings per share	$.93	$—		$.93	$1.35	$.04		$1.39	49.5
Return on equity	17.4%	—%		17.4%	18.7%	0.7%		19.4%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

Management measures and compares certain financial information on an operating basis, as it believes this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of our business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

(1)	Represents taxable-equivalent adjustment, which is not included in reported results.

(2)

Represents merger and integration costs recorded in connection with the acquisition of Investors Financial, which are direct and incremental costs associated with the acquisition and do not include ongoing expenses of the combined organization.

(3)

For the quarter ended March 31, 2008, positive operating leverage in the year-over-year comparison was 810 basis points, based on growth in total operating-basis revenue of 52.2% and growth in total operating-basis expenses of 44.1%.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

	Quarter Ended June 30, 2007				Quarter Ended June 30, 2008				% Change
(Dollars in millions, except per share amounts)	Reported Results	Adjustments		Operating Results	Reported Results	Adjustments		Operating Results	2007 vs 2008 (3)
Total fee revenue	$1,537			$1,537	$2,006			$2,006	30.5%
Net interest revenue	385	$12	(1)	397	657	$28	(1)	685	72.5
Gains (Losses) related to investment securities, net	(1)	—		(1)	9	—		9

Total revenue	1,921	12		1,933	2,672	28		2,700	39.7
Total operating expenses	1,358	—		1,358	1,841	(32	)(2)	1,809	33.2

Income before income taxes	563	12		575	831	60		891
Income taxes	197	—		197	283	10	(2)	293
Taxable-equivalent adjustment	—	12	(1)	12	—	28	(1)	28

Net income	$366	$—		$366	$548	$22		$570	55.7

Diluted earnings per share	$1.07	$—		$1.07	$1.35	$.05		$1.40	30.8
Return on equity	19.2%	—%		19.2%	18.6%	0.7%		19.3%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

Management measures and compares certain financial information on an operating basis, as it believes this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of our business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

(1)	Represents taxable-equivalent adjustment, which is not included in reported results.

(2)

Represents merger and integration costs recorded in connection with the acquisition of Investors Financial, which are direct and incremental costs associated with the acquisition and do not include ongoing expenses of the combined organization.

(3)

For the quarter ended June 30, 2008, positive operating leverage in the year-over-year comparison was 650 basis points, based on growth in total operating-basis revenue of 39.7% and growth in total operating-basis expenses of 33.2%.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

	Quarter Ended September 30, 2007				Quarter Ended September 30, 2008				% Change
(Dollars in millions, except per share amounts)	Reported Results	Adjustments		Operating Results	Reported Results	Adjustments		Operating Results	2007 vs 2008 (7)
Total fee revenue	$1,799			$1,799	$1,899			$1,899	5.6%
Net interest revenue	464	$17	(1)	481	525	$115	(3)	640	33.1
Gains (Losses) related to investment securities, net	(23)	—		(23)	(3)	—		(3)
Gains from sale of CitiStreet interest, net of exit and other associated costs	—	—		—	350	(350	)(4)	—

Total revenue	2,240	17		2,257	2,771	(235)		2,536	12.4
Total operating expenses	1,689	(141	)(2)	1,548	1,925	(230	)(5)	1,695	9.5

Income before income taxes	551	158		709	846	(5)		841
Income taxes	193	50	(2)	243	369	(91	)(6)	278
Taxable-equivalent adjustment	—	17	(1)	17	—	25	(1)	25

Net income	$358	$91		$449	$477	$61		$538	19.8

Diluted earnings per share	$.91	$.24		$1.15	$1.09	$.15		$1.24	7.8
Return on equity	12.6%	3.2%		15.8%	13.6%	1.8%		15.4%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

Management measures and compares certain financial information on an operating basis, as it believes this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of our business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

(1)	Represents taxable-equivalent adjustment, which is not included in reported results.

(2)

Represents merger and integration costs recorded in connection with the acquisition of Investors Financial, which are direct and incremental costs associated with the acquisition and do not include ongoing expenses of the combined organization.

(3)

Represents taxable-equivalent adjustment of $25 million, which is not included in reported results, plus a $98 million charge associated with SILO leasing transactions, net of $8 million of revenue related to the Boston Federal Reserve Bank’s Asset-Backed Commercial Paper Money Market Liquidity Facility (AMLF).

(4)	Represents gain on the sale of CitiStreet interest, net of exit and other associated costs, which State Street divested on July 1, 2008.

(5)

Represents $30 million of merger and integration costs recorded in connection with the acquisition of Investors Financial, which are direct and incremental costs associated with the acquisition and do not include ongoing expenses of the combined organization, and a $200 million charge to provide for estimated net exposure to customers on an indemnification obligation associated with collateralized repurchase agreements.

(6)

Represents $3 million of income tax expense related to the Boston Federal Reserve Bank’s AMLF, $39 million of income tax expense related to the reserve for SILO’s, $140 million of income tax expense related to the gain from sale of CitiStreet interest, $11 million of income tax benefit related to merger and integration costs for the acquisition of Investors Financial, and $80 million of income tax benefit related to the provision for potential secured exposure associated with collateralized repurchase agreements.

(7)

For the quarter ended September 30, 2008, positive operating leverage in the year-over-year comparison was 290 basis points, based on growth in total operating-basis revenue of 12.4% and growth in total operating-basis expenses of 9.5%.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

	Nine Months Ended September 30, 2007				Nine Months Ended September 30, 2008				% Change
(Dollars in millions, except per share amounts)	Reported Results	Adjustments		Operating Results	Reported Results	Adjustments		Operating Results	2007 vs 2008 (7)
Total fee revenue	$4,706			$4,706	$5,866			$5,866	24.6%
Net interest revenue	1,174	$41	(1)	1,215	1,807	$166	(3)	1,973	62.4
Gains (Losses) related to investment securities, net	(23)	—		(23)	(3)	—		(3)
Gains from sale of CitiStreet interest, net of exit and other associated costs	—	—		—	350	(350	)(4)	—

Total revenue	5,857	41		5,898	8,020	(184)		7,836	32.9
Total operating expenses	4,260	(141	)(2)	4,119	5,540	(288	)(5)	5,252	27.5

Income before income taxes	1,597	182		1,779	2,480	104		2,584
Income taxes	559	50	(2)	609	925	(72	)(6)	853
Taxable-equivalent adjustment	—	41	(1)	41	—	76	(1)	76

Net income	$1,038	$91		$1,129	$1,555	$100		$1,655	46.6

Diluted earnings per share	$2.91	$.24		$3.15	$3.78	$.25		$4.03	27.9
Return on equity	15.9%	1.4%		17.3%	16.8%	1.0%		17.8%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

Management measures and compares certain financial information on an operating basis, as it believes this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of our business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

(1)	Represents taxable-equivalent adjustment, which is not included in reported results.

(2)

Represents merger and integration costs recorded in connection with the acquisition of Investors Financial, which are direct and incremental costs associated with the acquisition and do not include ongoing expenses of the combined organization.

(3)

Represents taxable-equivalent adjustment of $76 million, which is not included in reported results, plus a $98 million charge associated with SILO leasing transactions, net of $8 million of revenue related to the Boston Federal Reserve Bank’s Asset-Backed Commercial Paper Money Market Liquidity Facility (AMLF).

(4)	Represents gain on the sale of CitiStreet interest, net of exit and other associated costs, which State Street divested on July 1, 2008.

(5)

Represents $88 million of merger and integration costs recorded in connection with the acquisition of Investors Financial, which are direct and incremental costs associated with the acquisition and do not include ongoing expenses of the combined organization, and a $200 million charge to provide for estimated net exposure to customers on an indemnification obligation associated with collateralized repurchase agreements.

(6)

Represents $3 million of income tax expense related to the Boston Federal Reserve Bank’s AMLF, $39 million of income tax expense related to the reserve for SILO’s, $140 million of income tax expense related to the gain from sale of CitiStreet interest, $30 million of income tax benefit related to merger and integration costs for the acquisition of Investor’s Financial, and $80 million of income tax benefit related to the provision for potential secured exposure associated with collateralized repurchase agreements.

(7)

For the nine months ended September 30, 2008, positive operating leverage in the year-over-year comparison was 540 basis points, based on growth in total operating-basis revenue of 32.9% and growth in total operating-basis expenses of 27.5%.

STATE STREET CORPORATION

BASELINE RESULTS (1)

	Nine Months Ended September 30,		% Change
(Dollars in millions, except per share amounts)	2007	2008	2007 vs 2008 (2)
Total fee revenue	$4,495	$5,305
All other revenue	1,182	1,816

Total revenue	5,677	7,121	25.4%
Total operating expenses	3,946	4,791	21.4

Income before income taxes	1,731	2,330
Income taxes	631	815

Net income	$1,100	$1,515	37.7

Diluted earnings per share	$3.20	$3.99	24.7

(1)

Represents consolidated State Street operating basis, excluding Investors Financial business, related financing costs and related amortization of other intangible assets. Management believes that providing separate State Street baseline financial information further assists investors and analysts in understanding the effect of the Investors Financial acquisition.

(2)

Excluding the results of Investors Financial, for the nine months ended September 30, 2008, positive operating leverage in the year-over-year comparison was 400 basis points, based on growth in total operating-basis revenue of 25.4% and growth in total operating-basis expenses of 21.4%.